December 15, 2025

Pioneer ILS Interval Fund

Supplement to the Prospectus and Statement of Additional Information, each dated March 1, 2025, as in effect and as may be amended from time to time

Effective March 1, 2026, the Pioneer ILS Interval Fund’s (the “Fund”) name is changed from “Pioneer ILS Interval Fund” to “Victory Pioneer ILS Interval Fund.” Effective March 1, 2026, investors may purchase shares on any regular business day and the Fund will no longer schedule quarterly share purchase windows.

34262-00-1225